UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 3, 2023

VITAL ENERGY, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 E. Second Street	Suite 1000
Tulsa	Oklahoma	74120
(Address of principal executive offices)		(Zip code)
 Registrant’s telephone number, including area code: (918) 513-4570

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VTLE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information included under Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2023 (the "Announcement 8-K"), on February 14, 2023, Vital Energy, Inc. (the "Company") entered into a purchase and sale agreement (the "Driftwood PSA") with respect to the Driftwood Acquisition, as that term is defined and described in the Announcement 8-K.

On April 3, 2023, the Company consummated the Driftwood Acquisition.

In connection with the closing of the Driftwood Acquisition, the Company and Driftwood Energy Operating, LLC ("Driftwood") entered into a Registration Rights Agreement, a form of which was included as Exhibit C to the Driftwood PSA filed as Exhibit 2.1 to the Announcement 8-K and is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

On April 3, 2023, the Company issued the 1,578,948 shares of its common stock constituting a portion of the purchase price in the Driftwood Acquisition in reliance on the exemption from registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(a)(2) thereof. The Company relied upon representations, warranties, certifications and agreements of Driftwood or their respective affiliates (as applicable) in support of the satisfaction of the conditions contained in Section 4(a)(2) of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business to be acquired.

The Company will file the financial statements required by Item 9.01(a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The Company will file the pro forma financial information required by Item 9.01(b) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL ENERGY, INC.

Date: April 3, 2023	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Senior Vice President and Chief Financial Officer